UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2024

MRC GLOBAL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35479	20-5956993
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1301 McKinney Street, Suite 2300

Houston, Texas 77010

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (877) 294-7574

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	MRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On December 16, 2024, MRC Global Inc. (the “Company”) issued a press release announcing that its subsidiary, MRC Global (Canada) ULC, entered into a definitive agreement to sell the Company’s Canadian operations to Emco Corporation. The sale is anticipated to close in the first half of 2025 following customary closing conditions and required Canadian regulatory approval.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Company’s income statement for the years ended December 31, 2022 and December 31, 2023 and for the three months ended March 31, 2024, June 30, 2024 and September 30, 2024, in each case without inclusion of the Company’s Canadian operations, is furnished as Exhibit 99.2 to this Current Report on Form 8-K. Also furnished in Exhibit 99.2 to this Current Report on Form 8-K are reconciliations of Net Income to Adjusted EBITDA (a non-GAAP measure) and of Gross Profit to Adjusted Gross Profit (a non-GAAP measure) in each case on the same basis for the same periods.

The information furnished pursuant to Item 8.01 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description

99.1	Press Release, dated December 16, 2024, by MRC Global Inc.

99.2	MRC Global Inc. Income Statement Pro forma for Canada Segment Sale

104	Cover Page Interactive Data File - The cover page XBRL tags from this Current Report on Form 8-K are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2024

MRC GLOBAL INC.

By:	/s/ Daniel J. Churay
Daniel J. Churay
Executive Vice President - Corporate Affairs, General Counsel and Corporate Secretary